                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002


                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-2
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                  333-82281                41-1743653
      (State or other             (Commission             (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

       The Servicer's Certificate for the month of December 2001 was distributed to Noteholders on January 15, 2002.


Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------                   -----------
              20.1                Servicer's Certificate for the month of
                                     December 2001.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 -------------------------------
                                 Title: Assistant Vice President


Date: January 13, 2002

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
20.1         Servicer's Certificate for the month of December 2001.